EXHIBIT 99.2

Zohydro ER® Product Line of Zogenix, Inc.

Financial Statements

Index

Report of Independent Auditors	2

Statement of Assets Acquired
December 31, 2014 and 2013	4

Statement of Revenue and Direct Expenses
Twelve Months Ended December 31, 2014 and 2013	5

Notes to Financial Statements	6

Report of Independent Auditors

To the Board of Directors and Management of Zogenix Inc.:

We have audited the accompanying Statement of Assets Acquired as of December 31, 2014 and 2013 and Statement of Revenue and Direct Expenses for each of the two years in the period ended December 31, 2014 of the Zohydro ER product line of Zogenix, Inc., and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in conformity with U.S. generally accepted accounting principles; this includes the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of the financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the assets acquired, revenue and direct expenses of the Zohydro ER product line described in Note 1 of the financial statements for each of the two years in the period ended December 31, 2014, in conformity with U.S. generally accepted accounting principles.

Basis of Accounting

As described in Note 2, the financial statements have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission under Rule 3-05 of Regulation S-X   for Pernix Therapeutic Holdings, Inc., and are not intended to be a complete presentation of the financial position, results of operations or cash flows of the Zohydro ER product line. Our opinion is not modified with respect to this matter.

/s/ Ernst & Young LLP

May 29, 2015

Zohydro ER® Product Line of Zogenix, Inc.

Statement of Assets Acquired

(In Thousands of US Dollars)

	December 31, 2014	December 31, 2013
Inventory	$927	$-
Other Assets	4,011	3,233
Total Assets Acquired	$4,938	$3,233

See accompanying notes

Zohydro ER® Product Line of Zogenix, Inc.

Statement of Revenue and Direct Expenses

(In Thousands of US Dollars)
	Twelve Months Ended
	December 31, 2014	December 31, 2013
Net Revenue	$11,584	$-
Cost of Goods Sold	10,454	-
Royalty Expense	1,127	-
Direct Research & Development Expenses	10,279	7,980
Direct Selling, General & Administrative Expenses	57,977	3,586
Direct Product Contribution	$(68,253)	$(11,566)

See accompanying notes

Zohydro ER® Product Line of Zogenix, Inc.
Notes to Financial Statements

1. Description of Business and Acquisition of Zohydro ER®

On March 10, 2015 an asset purchase and sale agreement was entered into by Zogenix, Inc. (“Zogenix” or the “Company”) and Pernix Ireland Limited and Pernix Therapeutics Holdings, Inc., or collectively, (“Pernix”).

In this agreement the pharmaceutical product marketed under the Zohydro ER® trademark was sold by Zogenix to Ferrimill Limited (“Ferrimill”), an Irish corporation and subsidiary of Pernix. The Zohydro ER® business sold included the registered patents and trademarks, certain contracts, the New Drug Application (“NDA”), and other regulatory approvals, documentation and authorizations, the books and records, marketing materials and product data relating to Zohydro ER®.

Zohydro ER® is a 12-hour extended-release formulation of hydrocodone without acetaminophen for the treatment of pain severe enough to require daily, around-the-clock, long-term opioid treatment for which alternate treatment options are inadequate. The Federal Drug Administration (“FDA”) approved the NDA for Zohydro ER® in October 2013 and the product was launched in March 2014.

2. Basis of Presentation

The accompanying statement of assets acquired and statement of revenue and direct expenses were prepared for inclusion in Pernix’s filings with the Securities and Exchange Commission under Rule 3-05 of Regulation S-X and are not intended to be a complete presentation of the financial position of the Zohydro ER® business.   It is impracticable to prepare complete financial statements related to the Zohydro ER® business as the business was not a separate legal entity of Zogenix and was never operated as a stand-alone business, division or subsidiary. Zogenix has never prepared full stand-alone financial statements for the Zohydro ER® business, and has never maintained the distinct and separate accounts necessary to prepare such financial statements.

Because Zogenix did not account for the Zohydro ER® product line as a separate entity, these statements were derived from the operating activities directly attributed to the Zohydro ER® product line from Zogenix’s books and records. The resulting statement of assets acquired and statement of revenues and direct expenses are measured in accordance with United States generally accepted accounting principles (“US GAAP”).  The accompanying statement of revenue and direct expenses varies from a complete income statement in accordance with US GAAP in that it does not reflect certain indirect expenses that were incurred in connection with the ownership of Zohydro ER® including, but not limited to, interest expense and federal and state income tax expenses.

In addition, the information included in the accompanying statements contains allocations of selling expense in proportion to the sales team’s base salaries dollar value relative to the total company sales team’s base salaries dollar value unless the selling expenses could be feasibly traced directly to Zohydro ER®, and other research and development (“R&D”)

Zohydro ER® Product Line of Zogenix, Inc.
Notes to Financial Statements (Continued)

2. Basis of Presentation (Continued)

expense associated with the Zohydro ER® in proportion to the Zohydro ER®’s direct R&D program costs relative to total company’s R&D program costs. Although management is unable to determine all of the actual costs, expenses and resultant operating results associated with the Zohydro ER® product line as a stand-alone, separate entity, the allocation described elsewhere in this statement is considered reasonable by management. However, the direct net revenue and expenses of the Zohydro ER® product line may differ from the results that would have been achieved had the Zohydro ER® product line operated as a separate entity. As described in more detail in Note 4, the accompanying statement excludes certain of the costs borne by Zogenix to support the Zohydro ER® product line. As such, the accompanying statement is not indicative of the results of the Zohydro ER® product line going forward due to the omission of various operating expenses that will be incurred to operate the Zohydro ER® product line in the future.

The Zohydro ER® product line was supported by Zogenix and cash generated by the Zohydro ER® product line was transferred to Zogenix. As the Zohydro ER® Product Line has historically been managed as part of the operations of Zogenix and has not operated as a stand-alone entity, it is impractical to prepare historical cash flow information regarding the Zohydro ER® product line's operating, investing, and financing cash flows. As such, information on cash flows is not presented herein.

3. Summary of Significant Accounting Policies

Inventory

Inventory is stated at the lower of cost (on a first in, first out, or FIFO, basis) or market. Under the asset purchase agreement, Pernix agreed to purchase a specified quantity of Zohydro for consideration of $926,743.

Other Assets

Other assets reflect the carrying value of prepaid expenses, deposits, and a milestone payment. The milestone payment was made to Alkermes upon FDA approval of Zohydro ER® and amortized over the patent life. The carrying value of the milestone payment was $2,318,000 and $2,750,000 as of December 31, 2014 and 2013, respectively.

Revenue Recognition

Revenue from the sale of Zohydro ER® is recognized when (i) persuasive evidence of an arrangement exists, (ii) delivery has occurred and title has passed, (iii) the price is fixed or determinable and (iv) collectability is reasonably assured. Revenue from sales transactions where the buyer has the right to return the product is recognized at the time of sale only if (a) the Company’s price to the buyer is substantially fixed or determinable at the date of sale, (b) the buyer has paid the Company, or the buyer is obligated to pay the Company and

Zohydro ER® Product Line of Zogenix, Inc.
Notes to Financial Statements (Continued)

3. Summary of Significant Accounting Policies (Continued)

the obligation is not contingent on resale of the product, (c) the buyer’s obligation to the Company would not be changed in the event of theft or physical destruction or damage of the product, (d) the buyer acquiring the product for resale has economic substance apart from that provided by the Company, (e) the Company does not have significant obligations for future performance to directly bring about resale of the product by the buyer, and (f) the amount of future returns can be reasonably estimated. The Company currently defers recognition of revenue on product shipments of Zohydro ER® until the right of return no longer exists, as the Company currently cannot reliably estimate expected returns of the product at the time of shipment given the limited sales history of Zohydro ER®.

Gross-to-Net Revenue Adjustments

The following briefly describes the nature of the rebates, discounts and allowances that the Company participates within the U.S. market. Market driven payers consist primarily of Managed Care and Medicare plans with which Zogenix negotiates contract pricing that is honored via rebates and chargebacks. Certain payer contracts include terms requiring price predictability which may result in higher rebates due to price increases. Mandated payers consist primarily of Medicaid and Federal government programs which receive government mandated pricing via rebates and chargebacks.

Wholesaler and Retail Pharmacy Distribution Fees

The Company offers distribution fees to certain wholesale distributors and retail pharmacies based on contractually determined rates. The Company accrues the distribution fees on shipment to the respective wholesale distributors and retail pharmacies and recognizes the distribution fees as a reduction of revenue in the same period the related revenue is recognized.

Prompt Pay Discounts

The Company offers cash discounts to its customers, generally 2% of the sales price, as an incentive for prompt payment. The Company accounts for cash discounts by reducing accounts receivable by the prompt pay discount amount and recognizes the discount as a reduction of revenue in the same period the related revenue is recognized.

Chargebacks

The Company provides discounts primarily to authorized users of the Federal Supply Schedule (“FSS”) of the General Services Administration under an FSS contract negotiated by the Department of Veterans Affairs and various organizations under Medicaid contracts and regulations. These entities purchase products from the wholesale distributors at a discounted price, and the wholesale distributors then charge back to the Company the

Zohydro ER® Product Line of Zogenix, Inc.
Notes to Financial Statements (Continued)

3. Summary of Significant Accounting Policies (Continued)

difference between the current retail price and the price the federal entity paid for the product. The Company estimates and accrues chargebacks based on estimated wholesaler inventory levels, current contract prices and historical chargeback activity. Chargebacks are recognized as a reduction of revenue in the period the related revenue is recognized.

Rebates

The Company participates in certain rebate programs, which provide discounted prescriptions to qualified insured patients. Under these rebate programs, the Company pays a rebate to the third-party administrator of the program, generally two to three months after the quarter in which prescriptions subject to the rebate are filled. The Company estimates and accrues these rebates based on current contract prices, historical and estimated future percentages of product sold to qualified patients and estimated levels of inventory in the distribution channel. Rebates are recognized as a reduction of revenue in the period the related revenue is recognized.

Patient Discount Programs

The Company offers discount card programs to patients in which patients receive discounts on their prescriptions that are reimbursed by the Company. The Company estimates the total amount that will be redeemed based on levels of inventory in the distribution and retail channels and recognizes the discount as a reduction of revenue in the same period the related revenue is recognized.

Cost of Goods Sold

Cost of goods sold consists primarily of materials, third-party manufacturing costs, freight in, personnel, and other costs associated with sales of Zohydro ER® based on product dispensed to patients, as well as the effect of changes in reserves for excess, dated or obsolete commercial inventories and production manufacturing variances. The establishment of an $8,363,000 excess and obsolete commercial inventory reserve for the first generation of Zohydro ER® was charged to cost of goods sold in December 2014 given the approval and pending launch of the second generation Zohydro ER® with BeadTek. Of the $8,363,000 total charge, $2,594,000 related to non-cancelable purchase commitments. Cost of goods sold represents the actual cost of units recognized as net product revenues in the period and changes in reserves.

Royalty Expense

Royalty expense consists of royalties payable to Daravita based on net sales of Zohydro ER® and the amortization of milestone payments.

Zohydro ER® Product Line of Zogenix, Inc.
Notes to Financial Statements (Continued)

3. Summary of Significant Accounting Policies (Continued)

Direct Expenses

Direct expenses primarily consist of selling, general and administrative expenses and R&D expenses. Selling, general, and administrative expenditures are recognized when supplied in accordance with contractual terms. Provision is made when an obligation exists for a future liability in respect of a past event and where the amount of the obligation can be reliably estimated. Advertising and promotion expenditures are expensed as incurred over the period of the corresponding activity. Selling, general and administrative expenses, including stock-based compensation, have been allocated for each of the periods, based on the Zohydro ER® sales team’s base salaries relative to the total company sales team’s base salaries unless the selling, general and administrative expenses could be feasibly traced directly to Zohydro ER®. R&D expenses, including stock-based compensation, are charged to the statement of revenue and direct expenses in the period in which it is incurred. Other R&D expenses associated with Zohydro ER® are allocated in proportion to the Zohydro ER®’s direct R&D program costs relative to total company’s R&D program costs.

Stock-Based Compensation

Stock-based compensation cost is measured at the grant date, based on the estimated fair value of the award, and is recognized as expense over the employees requisite service period on a straight-line basis. As of December 31, 2014, there were no outstanding equity awards with market or performance conditions. Equity awards issued to non-employees are recorded at their fair value on the measurement date and are re-measured at each reporting date as the underlying awards vest unless the instruments are fully vested, immediately exercisable and nonforfeitable on the date of grant.  For the purposes of these abbreviated financial statements, the stock-based compensation expense was allocated to selling, general and administrative expenses and R&D expenses as described above.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the statement of assets acquired and the statement of revenue and direct expenses and accompanying disclosures.  Some of the significant estimates include rebate costs and excess and obsolete inventory reserve. Actual results could differ from these estimates.

As discussed in note 1 these statements are not necessarily indicative of the cost and expenses that would have resulted if the Zohydro ER® product line had been operated as a separate entity.

3. Summary of Significant Accounting Policies (Continued)

Concentrations of Risks

Shipments of Zohydro ER® are primarily made to three U.S. pharmaceutical wholesalers. These three wholesalers account for 90.1% and 0% respectively of the Zohydro ER® product line’s total shipments in 2014 and 2013. The current source of Zohydro ER® supply is only under the agreement with Daravita.

4. Corporate Overhead and Accounting

Zogenix performs certain functions for the Zohydro ER® product line including, but not limited to, corporate management, certain legal services, administration of insurance, regulatory, treasury, information systems, finance, corporate income tax administration, employee compensation and benefit management, facilities and other corporate expenses. The costs of these functions historically have not been allocated to products, are not directly attributable or specifically identifiable to the Zohydro ER ® product line, and therefore, are not included in the accompanying statements. Income taxes and interest expense have not been included in the accompanying statements as these expenses are not specifically identifiable to the Zohydro ER® product line.

5. Subsequent Events

Management has evaluated all events and transactions that occurred after December 31, 2014 up through May 29, 2015, the date of the financial statements were available to be issued, and except for the following, are not aware of any events that have occurred subsequent to December 31, 2014 that would require adjustments to or disclosures in the abbreviated financial statements.

On January 30, 2015, the FDA approved a sNDA for Zohydro ER® with BeadTek.